TELADOC®

To Acquire

Best Doctors®

Creating the first and only global, comprehensive virtual healthcare delivery platform

June 19, 2017

Today's Presenters

TELADOC.



Jason Gorevic
President & CEO



Mark Hirschhorn
COO & CFO

Best Doctors



Peter McClennen
CEO, Best Doctors

Safe Harbor Statement

This presentation contains, and our officers may make, "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast," and other similar expressions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. These and other important factors may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Such risks and other factors that may impact management's beliefs and assumptions are more particularly described in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including under "Item 1A.—Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in our subsequently filed Quarterly Reports on Form 10-Q, and could cause our results to differ materially from those expressed in forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs or projections will result or be achieved or accomplished including the acquisition of Best Doctors and the anticipated benefits thereof. The forward-looking statements in this presentation are made only as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

This presentation may include certain non-GAAP financial measures as defined by SEC rules. We believe that the presentation of such non-GAAP financial measures enhances an investor's understanding of our financial performance. We use certain non-GAAP financial measures for business planning purposes and in measuring our performance relative to that of our competitors. For additional information regarding these non-GAAP measures, including reconciliations to the most directly comparable financial measure calculated according to GAAP, refer to the Appendix to this presentation and to our Annual Report on Form 10-K for the year ended December 31, 2016 and any subsequently filed Quarterly Reports on Form 10-Q.

Highly Strategic Combination Delivers Transformative Virtual Care Delivery Solution

Creating the central, trusted source for consumers to find resolution to the broadest array of healthcare needs, on their terms

- ✓ New paradigm for how patients access virtual care by delivering healthcare's first single digital solution for addressing a complete spectrum of medical conditions
- ✓ Greater relevance to members & their families
- ✓ Strong operational fit, achievable efficiencies & visible recurring revenue model
- ✓ Highly complementary ROI-driven/claims-savings based value proposition
- ✓ Complementary clinical and operational expertise
- ✓ Mutual distribution and cross-selling opportunities domestically and internationally
- ✓ Enhanced client and member engagement

Teladoc at a Glance

1 Broad telehealth capabilities…

General Medical
Pediatrics Capability
Caregiver Add-on

Behavioral Health
Psychiatry
Counseling

Dermatology
Sexual Health
Tobacco Cessation

Value-added Offerings
Lab testing, PCP Referrals
Select device integrations

2 Surround sound member engagement…



In the Media
Social Media
On the Go
Members
In the home
In the inbox
Partner assets

Top of mind awareness when need arises resulting in industry-leading utilization

3 Driving financial and operational growth

Total Revenue ($M)



$44
78%
$77
59%
$123
50%
$185(1)
2014A
2015A
2016A
2017E

Total Membership



8.1M
51%
12.2M
43%
17.5M
31%
23.0M(1)
2014A
2015A
2016A
2017E

Total Visits



299K
93%
576K
65%
952K
52%
1,450K(1)
2014A
2015A
2016A
2017E

(1) Represents the high end of Teladoc's 2017 guidance ranges, reaffirmed in first quarter 2017 earnings report as of May 8, 2017.

Introducing Best Doctors

$92M
Revenue in 2016[1]

50K+
Medical Experts Worldwide

100+
Total Countries with Membership and Client base

800+
Total Clients

- Founded in 1989 by Harvard Medical School professors and headquartered in Boston, MA
- World's leading medical consultation company focused on improving health outcomes for the most complex, critical and costly medical issues by providing access to 450 specialties spanning high acuity and chronic conditions – including cancer, musculoskeletal disease and cardiovascular conditions
- Using advancements in analytics, cognitive computing, and an award-winning patient-centric process, the company brings the brightest minds in medicine to provide answers to the most complex medical concerns
- Primarily offered as a benefit to consumers via employers or insurance companies on subscription access fee models (PEPM and PMPM)
- Additional clients such as health plans and workers compensation insurance companies, usually offered on a per case rate basis
- Focus on high complexity cases at the top of the cost pyramid; known for superior quality, breadth and depth of medical expertise

Source: Best Doctors management data.
(1) Presented excluding results from divested business. Best Doctors' revenue in 2016 was $97M as audited.

Best Doctors Product Portfolio At A Glance

Oncology Insights with Watson	• Oncology Insight combines the knowledge of the world's leading oncologists with a cognitive technology platform that rapidly provides clinicians with evidence-based treatment recommendations
Onward Mental Health	• Onward solution improves overall wellness outcomes for individuals on disability with a diagnosis tied to anxiety or depression through a concierge case management via a trained Occupational Therapist
Interconsultation®	• Best Doctors matches one of the world's top medical specialists with your specific condition to provide an in-depth review and confirmation or enhancements to diagnoses and treatment plans
Critical Care Interconsultation	• Best Doctors provides real-time expert support (with option for on-site care coordination) for catastrophic events, including spinal injuries, severe burns, traumatic brain injuries, etc.
Treatment Decision Support	• Best Doctors helps you understand all treatment options when you are considering elective surgery or another major medical procedure
Ask the Expert	• Best Doctors members have access to expert physicians for specific treatment questions that do not require in-depth data collection
Find a Best Doctor	• Best Doctors helps you find an expert physician from our proprietary network of doctors based on location, specialty, and years practicing

Source: Best Doctors management data.

Solutions for Complex Medical Issues and Use Cases



Top Reasons Members Use Best Doctors:

- **32%** Need help deciding among multiple treatment options
- **26%** Symptoms not improving
- **24%** Question the need for surgery
- **8%** No diagnosis
- **5%** Skeptical about doctor's advice
- **5%** Don't understand diagnosis

37% Percent of diagnoses changed	**69%** Percent of treatment plans changed

Source: Best Doctors management data for the full-year 2016.

Complementary Claims Savings-Based, ROI-Driven Value Proposition

97%
Client retention rate

98%
Client satisfaction rate

60K+
Completed Interconsultations Since 2009

2:1 – 10:1
Customer ROI Range

Musculoskeletal	Cancers	Heart Diseases	Gastrointestinal Disorders
Lower back Cervical spine Knee or hip replacement	Prostate Breast Colorectal	Cardiac dysrhythmias Coronary artery disease	Inflammatory bowel disease Esophageal disorders
27% of total cases	**16%** of total cases	**7%** of total cases	**8%** of total cases
36% Modify diagnosis	**11%** Modify diagnosis	**27%** Modify diagnosis	**37%** Modify diagnosis
69% Modify treatment	**50%** Modify treatment	**61%** Modify treatment	**69%** Modify treatment
$16K-$48K Avg. per case savings	**$12K-32K** Avg. per case savings	**$18K-40K** Avg. per case savings	**$11K-30K** Avg. per case savings

~$36K Average Cost Savings Per Second Opinion Report

Source: Best Doctors management data as of 2016.

Backed by Clinical Quality and Global Medical Expert Network

50K+
Medical Experts

450+
Medical Specialties/ Subspecialties

GALLUP
Certified and Polled Top-Quality Physicians

UNC MEDICAL CENTER
UNC HEALTH CARE

BCM
Baylor College of Medicine

Cleveland Clinic

EMORY UNIVERSITY SCHOOL OF MEDICINE

MAYO CLINIC

Beth Israel Deaconess Medical Center

BRIGHAM AND WOMEN'S HOSPITAL

The Children's Hospital of Philadelphia

COLUMBIA UNIVERSITY MEDICAL CENTER

DANA-FARBER CANCER INSTITUTE

DukeMedicine

JOHNS HOPKINS UNIVERSITY

HOSPITAL FOR SPECIAL SURGERY

MASSACHUSETTS GENERAL HOSPITAL

Memorial Sloan Kettering Cancer Alliance

NewYork-Presbyterian
The University Hospital of Columbia and Cornell

Perelman School of Medicine
UNIVERSITY of PENNSYLVANIA

THE UNIVERSITY OF CHICAGO MEDICINE

Walter Reed National Military Medical Center

Source: Best Doctors management data.

Best Doctors' Complementary Distribution Channels and Blue Chip Client Base

Employer – PEPM Model

Global Life Insurance / Fin. Services - PMPM Folded into Policy Premiums

Health Plans / ACOs – Case Rate

Worker's Compensation – Case Rate

~40% of Total Revenue from International Operations

Source: Best Doctors management data.

Resulting in Logical Mutual Distribution and Cross-Selling Opportunities


Best Doctors
TELADOC.
Align Best Doctors with Teladoc sales infrastructure
Health Plans
30+ Clients, Millions of Members
ASO and Fully Insured
Large Employer
220+ Fortune 1000; Critical consulting relationships
SMB
Infrastructure is in place; Fastest growing Teladoc segment
Provider / Health System
~140 hospitals with dedicated team
International
Canada, Europe, Australasia, Japan
Insurance & Financial Services
Life, Travel & Other Insurance Products
Workers Comp
Leverage New Best Doctors Market / Segment Opportunities

Teladoc and Best Doctors Together Can Tackle the Full Spectrum of Medical Needs


Complexity, Cost
My child woke up this morning with a fever
I want to address my anxiety
General Medical
Pediatrics
Dermatology
Lab Testing
Behavioral Health
Diabetes Care
Hyper-tension and CVD Care
I need help managing my high blood pressure
What will recovery be like from hip and knee procedure? Should I have it?
Find a Best Doctor
Ask an Expert
Treatment Decision Support
Specialty Rx
My husband has received a serious diagnosis. Is the hospital's diagnosis and plan right?
Inter-Consultation / Critical Care
Onward Mental Health Case Mgmt
IBM Watson Oncology Insight
Post-Hospitalization Care
Is this the best treatment plan for my cancer?
Higher
← Volume →
Lower

Aided by Complementary Brand Attributes

Best Doctors		TELADOC
Experienced	+	*Convenient*
Dependable		Modern
Quality		Innovative
Trustworthy		**Accessible**

Propelling adoption of virtual care

End-to-End Value Proposition to Clients and Members Across Medical Needs



Using technology, data and AI to help guide…
TELADOC
Best Doctors
I have your records handy, how can we help you today?
GUIDE ME
I KNOW WHAT I NEED
Can you show us where it hurts?
CONTINUE
Is this related to your previous diagnosis of a torn meniscus?
YES
NO
I DON'T KNOW
Here are your best options:
TALK TO A DOCTOR
WE CAN HELP YOU FIND A BEST DOCTOR
MESSAGE WITH AN EXPERT
Illustrative combined platform and member experience
… a curated set of services tailored to the individual
You've asked for a Quick Visit.
QUICK VISIT CONFIRM
What kind of medical case would you like us to review?
A RECENT DIAGNOSIS
AN UPCOMING SURGERY
A CURRENT TREATMENT PLAN
OTHER
Your Teladoc Care Team
Quick Visit
2nd Opinion
My Care Team
Find a Best Doctor

High Degree of Operational Fit and Potential Efficiencies

Highly Complementary and Strategic Capabilities…

TELADOC.

Clinical
(Lower acuity primary care, Pediatrics, Behavioral)

Service / Admin Operations
(High volume member services center, integration with payors and claims data)

IT / Access Points
(Award winning mobile apps, website)

Marketing and Engagement
(Digital engagement, print and fulfillment Center)

Best Doctors

Clinical
(Deep and broad internal clinical expertise, nationally recognized physician network)

Service Operations
(High touch, multi-level member services)

Analytics
(Risk stratification/identification, IBM Watson decision support)

With areas of potential efficiencies and synergies

Provider operations (Recruiting, Credentialing, QA)
Sales & Marketing
Back office (Legal, Finance, HR)

Transaction Terms

Key Terms:	• Purchase price of $440 million; consideration consisting of:
	  • $375 million of cash
	  • $65 million in Teladoc stock

Transaction Structure:	• $360 million of committed debt financing • Cash portion of consideration will be funded by cash on hand and committed debt financing • Approximately $42 million of existing Teladoc debt to be refinanced
Process and Timing:	• Definitive agreement signed June 19, 2017 • Close expected by end of July 2017 pending HSR approval and customary closing conditions
Financial Impact:	• Expect to update 2017 full-year guidance upon second quarter earnings report in August 2017 after the expected transaction close • Expect to update revenue and cost synergies during Teladoc's Investor Day to be held in Fall 2017

Pro Forma Financial Profile

Q1 2017 combined annualized revenue of $266M[1]

Q1 2017 pro forma gross margin of 69%[2]

Reaffirm Q4 2017 Adjusted EBITDA Break-Even Target Independent of Incremental, Positive Contributions from Acquisition

Note. Updated 2017 full-year guidance expected to be provided as part of second quarter 2017 earnings report.

(1) Reflects annualized amount from Q1 2017 actual revenue from Teladoc of $42.9 million and $23.7 million from Best Doctors (net of disposed business). Presented on a pro forma basis and is not meant to be indicative of what our historical or future results would have been.

(2) Reflects pro forma gross margin of Teladoc and Best Doctors results (net of disposed business) in Q1 2017. Presented on a pro forma basis and is not meant to be indicative of what our historical or future results would have been.

Closing Remarks

Highly strategic acquisition accelerates Teladoc's vision of becoming the definitive single solution for virtual delivery of comprehensive connected care for our clients and members

UNLOCKS attractive market for higher dollar critical care

+

ADDITIVE clinical capabilities leverageable for the future

+

DEEPENS relationships with clients and members

+

SYNERGISTIC operational footprint and capabilities

+

ACCRETIVE to Teladoc's financial performance

Drives significant shareholder value creation

Appendix

Best Doctors Historical Financial Performance



Revenue(1) ($M)
$81
$92
$95
2015
2016
Q1 2017 Annualized



Gross Margin(1)
57%
63%
64%
2015
2016
Q1 2017



2016 Revenue Mix
40%
60%
Domestic
International



Adjusted EBITDA(1) ($M)
$8.9
$6.5
2015
2016
Q1 2017 Annualized
($13.2)

(1) Metrics adjusted to exclude results from disposed businesses.
Note: Adjusted EBITDA is a Non-GAAP measure. Because calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Best Doctors' non-GAAP financial measures to those of other companies. Please refer to our exhibit in this presentation titled "Non-GAAP Financial Measures" for Best Doctors' most directly comparable GAAP measures.

Non-GAAP Financial Measures

Best Doctors uses EBITDA and Adjusted EBITDA, which are Non-GAAP measures, to analyze its operating performance. Because calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Best Doctors' non-GAAP financial measures to those of other companies. Best Doctors believes the most directly comparable GAAP measure would be Net Income (loss) from continuing operations, net of disposed business shown in the following reconciliation table.

$ in thousands		Twelve Months Ended December 31,		Three Months Ended March 31,
		2016	2015	2017
Net income (loss) from continuing operations, net of disposed business (1)	$	(5,606)	(17,742)	2,079
Add (deduct):				
Interest expense (income), net (2)		6,487	1,691	1,392
Income tax provision (benefit) (3)		415	(4,683)	151
Depreciation expense (4)		1,827	3,443	407
Amortization expense		1,256	1,623	325
EBITDA		4,380	(15,668)	4,355
Stock-based compensation expense		1,399	2,443	328
Gain on sale of business		—	—	(2,369)
Change in fair value of warrant liability		705	73	(82)
Adjusted EBITDA	$	6,484	(13,152)	2,232

(1) Reflects elimination of divested business net income of $893, $1,698 and $223 for the years ended December 31, 2015 and 2016 and for the three months ended March 31, 2017, respectively.
(2) Reflects elimination of the divested business interest expense of $6 and $2 for the years ended December 31, 2015 and 2016 respectively.
(3) Reflects elimination of the divested business income tax of $128 and $289 for the years ended December 31, 2015 and 2016 respectively.
(4) Reflects elimination of the divested business depreciation expense of $9, $19 and $3 for the years ended December 31, 2015 and 2016 and for the three months ended March 31, 2017, respectively.